                                                                  Exhibit 10.(d)

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      This is an Assignment, Assumption and Recognition Agreement (the "Agreement") made this 3rd day of October, 1997, among People's Bank of California (the "Seller"), People's Preferred Capital Corporation (the "Purchaser"), and Temple-Inland Mortgage Corporation (the "Servicer").

      In consideration of the mutual promises contained herein, the parties hereto agree as follows with respect to the mortgage loans (the "Mortgage Loans") identified on the Mortgage Loan Schedule attached hereto as Schedule A. The Mortgage Loans are currently being serviced by the Servicer, pursuant to that certain Loan Servicing Agreement, dated as of March 31, 1997 (the "Servicing Agreement"), among the Servicer, and the Seller as Investor thereunder. A true, accurate and complete copy of the Servicing Agreement is attached hereto as Exhibit Two.

                                   WARRANTIES

      1. The Seller and Purchaser warrant and represent to the Servicer that attached hereto as Exhibit One is a true, accurate and complete copy of the Residential Mortgage Loan Purchase and Warranties Agreement (the "Purchase Agreement"), dated as of October 3, 1997 between the Seller and the Purchaser, with respect to Seller's sale and Purchaser's purchase of the Mortgage Loans. The Purchase Agreement is in full force and effect as of the date hereof and no notice of termination has been given thereunder.

      2. The Seller warrants and represents to Servicer that immediately prior to payment of the purchase price for the Mortgage Loans as specified in the Purchase Agreement, the Seller is the lawful owner of the Mortgage Loans and has the full right to transfer the Mortgage Loans subject to Article Seven of the Servicing Agreement, free from any and all claims and encumbrances whatsoever.

                            ASSIGNMENT AND ASSUMPTION

      3. (a) Seller grants, transfers and assigns to the Purchaser all of its right, title and interest in and to the Mortgage Loans pursuant to the Purchase Agreement, and the Purchaser hereby assumes all of the Seller's obligations as Investor under the Servicing Agreement with respect to the Mortgage Loans from and after the date hereof.

            (b) It is hereby acknowledged and agreed that the Purchaser, pursuant to this Agreement and the execution of the Purchase Agreement, shall be entitled to all payments of principal and interest on the Mortgage Loans collected after September 22, 1997.

                          RECOGNITION OF THE PURCHASER

      4. From and after the date hereof, the Seller and the Servicer shall recognize the Purchaser as the owner of the Mortgage Loans. The Servicer shall service the Mortgage Loans for the Purchaser as if the Purchaser and the Servicer had entered into a separate servicing agreement for the servicing of the Mortgage Loans in the form of the Servicing Agreement with the Seller, the terms of which are incorporated herein by reference with respect to the Mortgage Loans, and as if the Purchaser is the Investor thereunder; provided, however, that (i) it is the intention of the Seller, the Servicer and the Purchaser that this Agreement will be a separate and distinct servicing agreement, and the entire agreement, among the Servicer, the Seller and the Purchaser with respect to the servicing of the Mortgage Loans, shall be binding upon and for the benefit of the respective successors and assigns of such parties hereto; (ii) the Servicer shall remit all payments and proceeds (that the Purchaser is entitled to pursuant to the provisions of this Agreement and the Servicing Agreement) with respect to the Mortgage Loans to Account Number 91-220806, ABA Number 322270466 (short name:
Peoples Bk Ca LA), Attention: J. Michael Holmes.

                          REPRESENTATIONS OF THE SELLER

      5. The Seller hereby represents and warrants that the representations and warranties contained in Article V of that certain Mortgage Servicing Purchase and Sale Agreement between Seller and Servicer dated as of March 31, 1997 ("P & S Agreement") were true and correct with respect to the Mortgage Loans on the date such representations and warranties were made by the Seller pursuant to the P & S Agreement.

                                     NOTICES

      6. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, return receipt requested, to the following addresses: if to the Purchaser, addressed to the Purchaser at 5900 Whilshire Boulevard, 16th Floor, Los Angeles, CA 90036, Attention: J. Michael Holmes, or to such other address as the Purchaser may designate in writing to the Seller; or if to the Seller, addressed to the Seller at 5900 Wilshire Boulevard 16th Floor, Los Angeles, CA 90036, Attention: J. Michael Holmes, or to such other address as the Seller may designate in writing; or if to the Servicer, addressed to the Interim Servicer at 301 Congress Avenue, Suite 375, Austin, Texas 78701,
Attention: Richard Magel or to such other address as the Interim Servicer may designate in writing.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


                          PEOPLE'S BANK OF CALIFORNIA,
                                     Seller


                           By: /s/ J. Michael Holmes
                              -------------------------
                           Name: J. Michael Holmes
                                -----------------------
                           Title: Executive Vice President/
                                  -------------------------
                                  Chief Financial Officer
                                  -------------------------

                           By: /s/ William W. Flader
                              ------------------------
                           Name: William W. Flader
                                ----------------------
                           Title: Executive Vice President
                                 ---------------------------


                           PEOPLE'S PREFERRED CAPITAL
                           CORPORATION,
                                   Purchaser


                           By: /s/ J. Michael Holmes
                              --------------------------
                           Name: J. Michael Holmes
                                ------------------------
                           Title: Exexutive Vice President/
                                  -------------------------
                                  Chief Financial Officer
                                  -----------------------


                           TEMPLE-INLAND MORTGAGE
                           CORPORATION,
                                    Servicer


                           By: /s/ Richard K. Magel
                              ------------------------
                           Name: Richard K. Magel
                                ----------------------
                           Title: Senior Vice President
                                 ------------------------

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE